UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): May 20, 2014

EVERTEC, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

EVERTEC, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 20, 2014. At the Annual Meeting, stockholders voted on and approved two proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 10, 2014. Present at the Annual Meeting in person or by proxy were holders of shares representing 73,254,460 votes of Common Stock.

The final voting results were as follows:

Proposal 1-	Election of Directors.

	FOR	WITHHELD	BROKER NON-VOTES
Frank G. D’Angelo	71,393,651	415,627	1,445,182
Peter Harrington	62,662,850	9,146,428	1,445,182
Jorge Junquera	61,540,003	10,269,275	1,445,182
Teresita Loubriel	66,287,288	5,521,990	1,445,182
Néstor O. Rivera	60,610,192	11,199,086	1,445,182
Alan H. Schumacher	66,309,827	5,499,451	1,445,182

Proposal 2-	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,781,650	225,512	247,298	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: May 21, 2014	By:	/s/ Juan J. Román
Juan J. Román
Chief Financial Officer